Exhibit 99.1

OneStream Announces Second Quarter 2025 Financial Results

BIRMINGHAM, Mich., Aug. 7, 2025 /PRNewswire/ -- OneStream, Inc. (Nasdaq: OS), the leading enterprise Finance management platform that modernizes the Office of the CFO by unifying core finance and operational functions -- including financial close, consolidation, reporting, planning and forecasting -- today announced financial results for its second quarter ended June 30, 2025.

Second Quarter 2025 Financial Highlights

•
Total Revenue: $147.6 million, an increase of 26% year-over-year.
•
Subscription Revenue: $133.6 million, an increase of 30% year-over-year.
•
GAAP Operating Loss and Operating Margin: GAAP operating loss was $32.2 million compared to $11.6 million for the second quarter of 2024, and GAAP operating margin was (22%) compared to (10%) for the second quarter of 2024. This included equity-based compensation expense of $31.4 million, compared to $2.7 million for the second quarter of 2024.
•
Non-GAAP Operating Income / Loss and Non-GAAP Operating Margin: Non-GAAP operating income was $1.6 million compared to non-GAAP operating loss of $8.7 million for the second quarter of 2024, and non-GAAP operating margin was 1% compared to (7%) for the second quarter of 2024.
•
GAAP Net Loss Per Share - Basic: GAAP basic net loss per share was ($0.10).
•
Non-GAAP Net Income Per Share: Non-GAAP net income per share was $0.05.
•
Net Cash Provided by Operating Activities: Net cash provided by operating activities was $29.7 million compared to $8.1 million for the second quarter of 2024.
•
Free Cash Flow: Free cash flow was $29.4 million compared to $7.7 million for the second quarter of 2024.

“One year after going public, our first half momentum continued with strong results in the second quarter. Customers are achieving real results with the OneStream platform—streamlining reporting, spotting risks sooner, and making faster, smarter decisions,” said Tom Shea, CEO & President, OneStream. “Even as we navigate near-term public sector dynamics, our pace of AI innovation is delivering measurable value to finance teams around the world - and we’re just getting started.”

Recent Developments and Business Highlights

•
Launch of New and Advanced SensibleAI Solutions. At the Splash 2025 user conference, OneStream introduced new SensibleAI solutions, including SensibleAI Agents, SensibleAI Studio and SensibleAI Account Reconciliations, and the most advanced version of SensibleAI Forecast. The SensibleAI solutions are embedded throughout the OneStream platform across planning, forecasting, close, consolidation, and reporting and analytics –

helping finance leaders identify risks earlier, improve scenario modeling and accelerate confident decision-making.
•
Enhanced Platform and Productivity Tools. At Splash 2025, OneStream also announced a certified Power BI Connector integration with Microsoft Fabric and released Version 9 of the OneStream platform. Additionally, OneStream acquired a suite of partner-developed productivity solutions, including Allocations, Analytic Drill-Down and Admin Assist.
•
Finance Talent Crunch Research. During the second quarter, OneStream released a new research report analyzing the future of corporate finance careers and the evolving role of AI in the field. The study surveyed more than 2,500 finance professionals and students across the US and the UK, revealing growing pressure points around AI skills gaps, generational divides and shifting expectations for finance teams.
•
BARC Planning Survey. OneStream achieved exceptional results in the 2025 Planning Survey conducted by the Business Application Research Center (BARC), earning 27 top rankings and 56 leading positions across four peer groups: Products for Planning, Budgeting & Forecasting; Integrated Products for Planning and Financial Consolidation; Large/Enterprise-Wide Implementations; and Worldwide Implementations.
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Strategic Partnership with Girls Who Code. In May, OneStream announced a strategic partnership with Girls Who Code, a leading nonprofit dedicated to closing the gender gap in tech. Through technical training, mentorship programs, internship opportunities and community engagement, this partnership aims to equip the next generation of girls with the skills and support needed to pursue impactful careers in technology and finance.

Financial Outlook

OneStream is providing the following guidance for the third quarter of 2025 and fiscal year 2025:

	Q3'25	FY25
Total Revenue	$147M - $149M	$586M - $590M
Non-GAAP Operating Margin	0% - 2%	1% - 3%
Non-GAAP Net Income per Share	$0.01 - $0.03	$0.07 - $0.15
Equity-Based Compensation	~$30M	$120M - $125M

OneStream has not provided a reconciliation of its forward outlook for non-GAAP operating margin and non-GAAP net income per share to their most directly comparable GAAP financial measures in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. OneStream is unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to equity-based compensation and employee stock transactions and the related tax effects.

Earnings Webcast Information

OneStream will host a conference call for analysts and investors to discuss its financial results for the second quarter 2025 and its outlook for the third quarter of 2025 and fiscal year 2025 today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time. A webcast replay will be available on the Investor Relations Section of OneStream's website following the call.

Date:	Thursday, August 7, 2025
Time:	4:30 p.m. ET / 1:30 p.m. PT
Webcast:	https://investor.onestream.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements regarding our business strategy and future growth, including statements regarding our AI innovation and SensibleAI solutions, platform enhancements and productivity tools, finance talent crunch research, and strategic partnerships, and our guidance for total revenue, non-GAAP operating margin, non-GAAP net income per share and equity-based compensation for the third quarter of 2025 and fiscal year 2025. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. Some of these risks are described in greater detail in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which we expect to file with the Securities and Exchange Commission on or around the date of this press release. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements we may make. These factors may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

In addition to GAAP financial measures, this press release includes non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. These non-GAAP financial measures include non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income per share and free cash flow, and their respective definitions are presented below.

There are limitations to the non-GAAP financial measures included in this press release, and they may not be comparable to similarly titled measures of other companies. The non-GAAP financial measures included in this press release should not be considered in isolation from or as a substitute for their most directly comparable GAAP financial measures. Our management believes that our non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core operating performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and when planning, forecasting and analyzing future periods.

For a reconciliation of the non-GAAP financial measures presented for historical periods to their most directly comparable GAAP financial measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this press release. We encourage you to review the reconciliation in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-recurring items.

Non-GAAP Operating Income (Loss)

We define non-GAAP operating income (loss) as loss from operations adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, amortization of acquired intangible assets and acquisition-related costs.

Non-GAAP Operating Margin

We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of total revenue.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net loss adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, amortization of acquired intangible assets and acquisition-related costs.

Non-GAAP Net Income Per Share

We define non-GAAP net income per share as basic net loss per share adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related costs and net loss attributable to non-controlling interests.

Free Cash Flow

We define free cash flow as net cash provided by operating activities less purchases of property and equipment.

About OneStream

OneStream is how today's Finance teams can go beyond just reporting on the past and Take Finance Further by steering the business to the future. It's the leading enterprise finance platform that unifies financial and operational data, embeds AI for better decisions and productivity, and empowers the CFO to become a critical driver of business strategy and execution.

We deliver a comprehensive cloud-based platform to modernize the Office of the CFO. Our Digital Finance Cloud unifies core financial and broader operational data and processes and embeds AI for better planning and forecasting, with an extensible architecture, so customers can adopt and develop new solutions, achieving greater value as their business needs evolve.

With over 1,600 customers, including 17% of the Fortune 500, a strong ecosystem of go-to-market, implementation, and development partners and over 1,500 employees, our vision is to be the operating system for modern finance. To learn more, visit onestream.com.

Investor Relations Contacts

INVESTOR CONTACT

Anne Leschin
VP, Investor Relations and Strategic Finance
OneStream
investors@onestreamsoftware.com

MEDIA CONTACT

Victoria Borges
VP, Corporate Communications
OneStream
media@onestreamsoftware.com

cONDENSED Consolidated Balance SheetS

(in thousands, except share amounts)

	As of
	June 30, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$652,082	$544,174
Accounts receivable, net	110,132	129,014
Unbilled accounts receivable	21,445	23,294
Deferred commissions	21,952	20,682
Prepaid expenses and other current assets	16,807	20,202
Total current assets	822,418	737,366
Unbilled accounts receivable, noncurrent	818	800
Deferred commissions, noncurrent	44,435	44,228
Operating lease right-of-use assets	16,876	16,705
Property and equipment, net	9,283	10,084
Intangible assets, net	3,186	2,567
Goodwill	12,548	9,280
Other noncurrent assets	966	2,191
Total assets	$910,530	$823,221
Liabilities and stockholders’ / members’ equity
Current liabilities:
Accounts payable	$22,259	$19,563
Accrued compensation	34,415	27,543
Accrued commissions	7,290	9,007
Deferred revenue, current	257,171	239,291
Operating lease liabilities, current	3,520	3,237
Other accrued expenses and current liabilities	18,384	13,534
Total current liabilities	343,039	312,175
Deferred revenue, noncurrent	5,333	4,515
Operating lease liabilities, noncurrent	15,237	15,357
Other noncurrent liabilities	297	216
Total liabilities	363,906	332,263
Stockholders’ / members’ equity:
Preferred stock, $0.0001 par value, 100,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Class A common stock, $0.0001 par value, 2,500,000,000 shares authorized, 88,017,279 and 51,456,091 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	9	5
Class B common stock, $0.0001 par value, 300,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Class C common stock, $0.0001 par value, 300,000,000 shares authorized, 56,496,401 and 63,929,619 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	5	6
Class D common stock, $0.0001 par value, 600,000,000 shares authorized, 98,212,082 and 122,196,307 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	9	12
Additional paid-in capital	831,106	718,084
Accumulated other comprehensive income (loss)	830	(599)
Accumulated deficit	(373,782)	(331,334)
Total stockholders’ equity attributable to OneStream, Inc. / members’ equity	458,177	386,174
Non-controlling interests	88,447	104,784
Total stockholders’ / members’ equity	546,624	490,958
Total liabilities and stockholders’ / members’ equity	$910,530	$823,221

cONDENSED Consolidated StatementS of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Subscription	$133,630	$103,133	$258,730	$198,820
License	5,962	6,905	9,660	13,084
Professional services and other	7,998	7,463	15,509	15,888
Total revenue	147,590	117,501	283,899	227,792
Cost of revenues:
Subscription(1)	34,295	26,515	65,782	49,621
Professional services and other(1)	12,097	10,460	24,188	21,382
Total cost of revenue	46,392	36,975	89,970	71,003
Gross profit	101,198	80,526	193,929	156,789
Operating expenses:
Sales and marketing(1)	70,258	52,216	137,880	100,525
Research and development(1)	33,918	19,952	68,920	36,876
General and administrative(1)	29,262	19,929	59,242	36,339
Total operating expenses	133,438	92,097	266,042	173,740
Loss from operations	(32,240)	(11,571)	(72,113)	(16,951)
Interest income, net	6,414	1,661	12,351	3,297
Other income, net	1,632	2,391	3,337	1,491
Loss before income taxes	(24,194)	(7,519)	(56,425)	(12,163)
Provision for income taxes	616	331	1,036	646
Net loss	$(24,810)	$(7,850)	$(57,461)	$(12,809)
Less: Net loss attributable to non-controlling interests	(6,378)	—	(15,013)	—
Net loss attributable to OneStream, Inc.	$(18,432)	$(7,850)	$(42,448)	$(12,809)
Net loss per share of Class A and Class D common stock–basic and diluted	$(0.10)		$(0.24)
Weighted-average shares of Class A and Class D common stock outstanding–basic and diluted	178,302		176,525

(1) Includes equity-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of subscription	$634	$—	$1,340	$—
Cost of professional services and other	1,190	—	3,227	—
Sales and marketing	11,774	918	25,642	1,274
Research and development	8,799	1,149	19,347	1,254
General and administrative	9,037	652	19,787	1,304
Total equity-based compensation	$31,434	$2,719	$69,343	$3,832

cONDENSED Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating activities:
Net loss	$(24,810)	$(7,850)	$(57,461)	$(12,809)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,105	882	2,142	1,545
Noncash operating lease expense	636	713	1,555	1,394
Amortization of deferred commissions	5,911	4,941	11,643	9,492
Equity-based compensation	31,434	2,719	69,343	3,832
Other noncash operating activities, net	730	(1,723)	(1)	(477)
Changes in operating assets and liabilities:
Accounts receivable, net	16,168	(2,624)	20,113	14,957
Deferred commissions	(7,008)	(6,836)	(13,120)	(11,694)
Prepaid expenses and other assets	1,391	2,443	2,081	2,637
Accounts payable	(5,960)	8,686	2,957	14,133
Deferred revenue	2,715	5,961	18,698	14,242
Accrued and other liabilities	7,429	802	7,988	(3,598)
Net cash provided by operating activities	29,741	8,114	65,938	33,654
Investing activities:
Purchases of property and equipment	(366)	(410)	(746)	(1,100)
Acquisition of business, net of cash acquired	(3,700)	(7,594)	(3,700)	(7,594)
Net cash used in investing activities	(4,066)	(8,004)	(4,446)	(8,694)
Financing activities:
Payments of deferred offering costs	—	(694)	(1,763)	(1,045)
Tax withholdings for redemption of LLC Units	5,824	—	5,824	—
Proceeds from option exercises	26,715	—	41,792	—
Net cash provided by (used in) financing activities	32,539	(694)	45,853	(1,045)
Effect of exchange rate changes on cash and cash equivalents	2	(197)	563	(487)
Net increase (decrease) in cash and cash equivalents	58,216	(781)	107,908	23,428
Cash and cash equivalents - Beginning of period	593,866	141,296	544,174	117,087
Cash and cash equivalents - End of period	$652,082	$140,515	$652,082	$140,515

Reconciliation of non-GAAP FINANCIAL MEASURES

(Unaudited)

Non-GAAP Operating Income (Loss)

	Three Months Ended June 30,
	2025	2024
	(in thousands)
Loss from operations	$(32,240)	$(11,571)
Equity-based compensation expense	31,434	2,719
Employer taxes on employee stock transactions	1,840	—
Amortization of acquired intangible assets	315	183
Acquisition-related costs	243	—
Non-GAAP operating income (loss)	$1,592	$(8,669)

Non-GAAP Operating Margin

	Three Months Ended June 30,
	2025	2024
Operating margin	(22)%	(10)%
Equity-based compensation expense	21%	2%
Employer taxes on employee stock transactions	1%	—
Amortization of acquired intangible assets	—	—
Acquisition-related costs	—	—
Non-GAAP operating margin(1)	1%	(7)%

(1) Non-GAAP operating margin may not foot due to rounding.

Non-GAAP Net Income (Loss)

	Three Months Ended June 30,
	2025	2024
	(in thousands)
Net loss	$(24,810)	$(7,850)
Equity-based compensation expense	31,434	2,719
Employer taxes on employee stock transactions	1,840	—
Amortization of acquired intangible assets	315	183
Acquisition-related costs	243	—
Non-GAAP net income (loss)	$9,022	$(4,948)

Reconciliation of non-GAAP FINANCIAL MEASURES

(Unaudited)

Non-GAAP Net Income Per Share

Three Months Ended June 30, 2025
Net loss per share–basic	$(0.10)
Equity-based compensation expense	0.18
Employer taxes on employee stock transactions	0.01
Amortization of acquired intangible assets	—
Acquisition-related costs	—
Net loss attributable to non-controlling interests	(0.04)
Non-GAAP net income per share	$0.05

Free Cash Flow

	Three Months Ended June 30,
	2025	2024
	(in thousands)
Net cash provided by operating activities	$29,741	$8,114
Purchases of property and equipment	(366)	(410)
Free cash flow	29,375	7,704
Net cash used in investing activities	$(4,066)	$(8,004)
Net cash provided by (used in) financing activities	$32,539	$(694)